                                                                   Exhibit 10.33

                                 ADDENDUM NO. 3

                                     to the

          COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

               (hereinafter referred to as "Reinsurance Treaty")

                                   issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                           Lawrenceville, New Jersey

                 (hereinafter referred to as "Ceding Company")

                                       by

                   THE REINSURERS SUBSCRIBING THE RESPECTIVE
                      INTERESTS AND LIABILITIES AGREEMENTS

                   (hereinafter referred to as "Reinsurers")

The Ceding Company and the Reinsurers hereby agree to amend the captioned Reinsurance Treaty, effective November 1st, 1998, with respect to business ceded for the 1999 Coverage Year and thereafter, as follows:-

PARTICIPATION

The participation of the following Reinsurers is cancelled:-

40%     Hannover Reinsurance (Ireland) Ltd
        Reference US263100397

10%     E + S Reinsurance (Ireland) Ltd
        Reference US263200397

35%     Underwriters Reinsurance Company (Barbados) Inc.

14%     London Life and Casualty Reinsurance Company

1%      Lawrenceville Reinsurance Company Ltd

and     replaced with the following:-

46.00%  Hannover Reinsurance (Ireland) Ltd
        See fax dated: 3rd February 1999

11.50%  E + S Reinsurance (Ireland) Ltd
        See fax dated: 3rd February 1999

17.50%  Underwriters Reinsurance Company (Barbados) Inc.
        See fax dated: 29th January 1999

25%     European Reinsurance Company of Zurich
        See fax dated: 8th February 1999